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                                                                      EXHIBIT 10



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Accounting and Auditing Experts" and to the use of our report dated March 5, 2001, with respect to the financial statements of the Generations Divisions of The United States Life Insurance Company in the City of New York Separate Account USL VL-R, and of our report dated March 16, 2001, with respect to the financial statements of The United States Life Insurance Company in the City of New York included in this Post-Effective Amendment No. 2 to the Registration Statement (Form N-4, Nos. 333-63673 and 811-09007) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R.


                                    /s/  ERNST & YOUNG LLP
                                    ----------------------




New York, New York
April 25, 2001